                           AMERICAN PERFORMANCE FUNDS

                       SUPPLEMENT DATED OCTOBER 22, 2004
                                     TO THE
    INSTITUTIONAL U.S. TREASURY FUND AND INSTITUTIONAL CASH MANAGEMENT FUND
                        PROSPECTUS DATED JANUARY 1, 2004

With respect to the Institutional U.S. Treasury Fund (page 4) and the Institutional Cash Management Fund (page 8), under the section entitled "Fees and Expenses - Annual Fund Operating Expenses," the footnote in the fee table is deleted and replaced in its entirety with the following:

  * Through December 31, 2003, the Adviser and/or the Administrator voluntarily waived fees and/or reimbursed expenses to limit Total Annual Fund Operating Expenses to 0.26%. Effective November 1, 2004 the Adviser/and or the Administrator will voluntarily waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses to 0.27%. This fee waiver and/or expense reimbursement is expected to continue through December 31, 2004 on a voluntary basis, but may be terminated at any time. Accordingly, actual annual fund operating expenses are as follows:

Investment Advisory Fees.........................   0.02%
Distribution/Service (12b-1) Fees................   0.00%
Other Expenses...................................   0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES.............   0.27%

                SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.